UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2015

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Meta Financial Group, Inc., a Delaware corporation (the “Company”), entered into separate securities purchase agreements (the “Purchase Agreements”) after market close on June 25, 2015 with Consector Capital Master Fund, LP, entities affiliated with Philadelphia Financial Management of San Francisco, LLC and entities affiliated with Patriot Financial Partners, L.P., and after market close on June 29, 2015 with Hawk Ridge Master Fund LP (collectively, the “Buyers”). All of the Buyers are accredited investors and certain of the Buyers are existing stockholders of the Company. Pursuant to the Purchase Agreements, the Company agreed to sell to the Buyers an aggregate of approximately 535,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for aggregate consideration of approximately $23 million. The Company has agreed to sell the shares of Common Stock pursuant to each Purchase Agreement at a price per share equal to the closing price of the Common Stock on the date on which the Company and the applicable Buyers entered into such Purchase Agreement. The Company intends to use the net proceeds from these proposed stock issuances to finance a future acquisition.

The respective Purchase Agreements entered into by the Company and the various Buyers contain customary representations, warranties and covenants of the Company and the applicable Buyers, including, among others, indemnification obligations of the Company for the benefit of such Buyers. The closings of the proposed private placement transactions contemplated by the Purchase Agreements are subject to the concurrent consummation of an acquisition prior to September 30, 2015 that satisfies specified minimum criteria, as well as customary conditions, including the non-occurrence of a material adverse effect as to the Company. Each of the Purchase Agreements may be terminated by either the Company, on the one hand, or the applicable Buyer or Buyers parties thereto, on the other hand, under certain circumstances if the closing has not occurred by September 30, 2015. The aggregate shares of Common Stock that the Buyers have agreed to purchase under the Purchase Agreements represent approximately 8% of the issued and outstanding shares of Common Stock as of the date hereof.

Pursuant to the Purchase Agreements, the Company and the Buyers have agreed to enter into separate registration rights agreements (each, a “Registration Rights Agreement”) at the closing of the proposed private placement transactions contemplated by the Purchase Agreements. Pursuant to the Registration Rights Agreements, the Company will agree to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of shares of Common Stock purchased by the Buyers at the closing of the proposed private placement transactions within 30 days after such closing, subject to limited specified exceptions, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closing. In the event the Company fails to satisfy specified obligations, including with respect to the filing and the effectiveness of the registration statement and other specified circumstances, the Company will be obligated to pay to each Buyer specified liquidated damages until the earlier of the date on which the applicable event is cured or such Buyer no longer owns shares covered by the registration statement. The form of each Registration Rights Agreement is attached as Exhibit A to the applicable Purchase Agreement.

The offering and sale of the shares of Common Stock described herein are being undertaken by the Company without registration, in private placements, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act.

The Company is relying on such exemptions based in part on representations made by the respective Buyers, including representations with respect to such Buyer’s status as an accredited investor and investment intent with respect to the shares to be sold pursuant to the Purchase Agreements.

The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

A copy of the press release announcing the Company’s entry into the Purchase Agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION

Securities to be issued upon the closings of the proposed private placement transactions described herein have not been registered under the 1933 Act or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws. The Company has agreed to file a registration statement with the SEC covering the resale of the shares sold in the private placements following the closings of the private placement transactions.

This report does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautions About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements about the terms, timing, completion and effects of the proposed private placement transactions. However, the Company may not be able to complete the proposed private placement transactions on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to satisfy closing conditions in the Purchase Agreements.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Consector Capital Master Fund, LP, dated as of June 25, 2015

10.2	Securities Purchase Agreement by and among Meta Financial Group, Inc. and Boathouse Row I, LP, Boathouse Row II, LP, Boathouse Row Offshore Ltd., and OC 532 Offshore Fund, Ltd., dated as of June 25, 2015

10.3	Securities Purchase Agreement by and among Meta Financial Group, Inc. and Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P., dated as of June 25, 2015

10.4	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Hawk Ridge Master Fund LP, dated as of June 29, 2015

99.1	Press Release of Meta Financial Group, Inc. dated June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary
Date: June 30, 2015

EXHIBIT LIST

Exhibit No.	Description

10.1	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Consector Capital Master Fund, LP, dated as of June 25, 2015

10.2
Securities Purchase Agreement by and among Meta Financial Group, Inc. and Boathouse Row I, LP, Boathouse Row II, LP, Boathouse Row Offshore Ltd., and OC 532 Offshore Fund, Ltd., dated as of June 25, 2015

10.3	Securities Purchase Agreement by and among Meta Financial Group, Inc. and Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P., dated as of June 25, 2015

10.4	Securities Purchase Agreement by and between Meta Financial Group, Inc. and Hawk Ridge Master Fund LP, dated as of June 29, 2015

99.1	Press Release of Meta Financial Group, Inc. dated June 30, 2015